Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SeaChange International, Inc. (the “Company”) on Form 10-Q for the period ending July 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin M. Bisson, Chief Financial Officer, Senior Vice President, Finance and Administration, Treasurer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ KEVIN M. BISSON
Name:	Kevin M. Bisson
Title:	Chief Financial Officer; Senior Vice President, Finance and Administration, Treasurer and Secretary (Principal Financial and Accounting Officer; Authorized Officer)

Date: September 9, 2008